UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 29, 2025
CAVCO INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-08822	56-2405642
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3636 North Central Avenue, Suite 1200
Phoenix	Arizona	85012
(Address of principal executive offices, including zip code)
Registrant's telephone number, including area code: (602) 256-6263
Not applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01	CVCO	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets

On September 29, 2025, Cavco Industries, Inc., a Delaware corporation (the “Company”), completed the acquisition of American Homestar Corporation, a Texas corporation (“American Homestar”), pursuant to the previously announced Agreement and Plan of Merger, dated as of July 14, 2025 (the “Merger Agreement”), by and among the Company, American Homestar, Cavco Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), and Craig Reynolds, solely in his capacity as representative of the shareholders of American Homestar.

Under the terms of the Merger Agreement, Merger Sub merged with and into American Homestar, with American Homestar continuing as the surviving corporation and becoming a wholly owned subsidiary of the Company (the “Merger”). The closing of the Merger followed the receipt of all required regulatory approvals, including clearance under the Hart-Scott-Rodino Antitrust Improvements Act.

At the effective time of the Merger (the “Effective Time”): (i) each share of Class A common stock of American Homestar, par value $0.01 per share (“Common Stock”), issued and outstanding immediately prior to the Effective Time (other than shares held in treasury by American Homestar or owned by the Company, Merger Sub, or their respective subsidiaries), was automatically cancelled and converted into the right to receive $20.62 per share in cash; and (ii) each restricted share of Common Stock outstanding immediately prior to the Effective Time vested in full, all restrictions lapsed, and such shares were treated as Common Stock entitled to receive $20.62 per share in cash. The cash consideration payable to American Homestar shareholders in the Merger is subject to customary post-closing adjustments, including adjustments for indebtedness, working capital, and other items as set forth in the Merger Agreement.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 14, 2025, and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On September 30, 2025, the Company issued a press release announcing the completion of the Merger. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on current expectations, estimates, and projections about the Company’s business, and are subject to known and unknown risks, uncertainties, and other factors that may cause actual results or events to differ materially from those expressed or implied by such statements. Forward-looking statements are generally identified by words such as “may,” “will,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “believe,” “continue,” or similar expressions, although not all forward-looking statements contain these words.

Forward-looking statements in this Current Report include, but are not limited to, statements regarding the anticipated benefits of the acquisition, the impact of the transaction on the Company’s business, operations, and financial results, and any other statements regarding events or developments that the Company expects or anticipates will occur in the future. Important factors that could cause actual results or events to differ materially from those indicated in the forward-looking statements include, among others: (i) the effect of the completion of the Merger on the Company’s business relationships, operating results, and business generally; (ii) potential unexpected costs, charges, or expenses resulting from the integration of American Homestar; and (iii) other risks and uncertainties described in the Company’s filings with the Securities and Exchange Commission, including the Company’s most recent Annual Report on Form 10-K, filed on May 23, 2025.

Forward-looking statements are not guarantees of future performance and actual results may differ materially from those projected. Any forward-looking statements in this Current Report are made only as of the date hereof, and the Company undertakes no obligation to update or revise any forward-looking statements to reflect subsequent events or circumstances, except as required by law.
Item 9.01    Financial Statements and Exhibits

Exhibit Number	Description
10.1*
Agreement and Plan of Merger, dated July 14, 2025, by and among Cavco Industries, Inc., Cavco Merger Sub, Inc., American Homestar, Inc., and Craig Reynolds, solely in his capacity as representative of the shareholders (incorporated by reference to Exhibit 10.1 to the Current Report on 8-K filed by the Company with the SEC on July 14, 2025).

99.1**	Press Release, dated September 30, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the U.S. Securities and Exchange Commission upon request.

**Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAVCO INDUSTRIES, INC.
By:	/s/ Seth Schuknecht
Seth Schuknecht
Executive Vice President, General Counsel, Chief Compliance Officer & Corporate Secretary

Date:	September 30, 2025